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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------



          As independent public accountants, we hereby consent to the incorporation of our reports included (or incorporated by refer ence) in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-46729, 33-98468, 333-1334 and 333-20567.



                                         ARTHUR ANDERSEN LLP


                                         /s/ Arthur Andersen LLP



     Milwaukee, Wisconsin
     July 24, 1997